SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) FEBRUARY 13, 1998


                                  LEXFORD, INC.
               (Exact Name of Registrant as Specified in Charter)


          OHIO                            0-21670                  31-4427382
(State or Other Jurisdiction            (Commission              (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


41 SOUTH HIGH STREET, SUITE 2410          COLUMBUS                         43215
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (614)242-3850




Page 1 of 12 Pages

Exhibit Index on Page 7

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         This Current Report on Form 8-K is being filed in order to report the acquisition by Lexford, Inc. (the "Registrant") of all third party partners' interests in 107 limited partnerships (collectively, the "Consolidating
Partnerships") previously held by partners unrelated to the Registrant (collectively, the "Outside Partner Interests").

         Each of the Consolidated Partnerships owns and operates a multi-family residential apartment community developed by the Registrant's predecessor, Cardinal Industries, Inc. A list of the Consolidated Partnerships involved in the subject transactions and data concerning the apartment communities owned by each such Consolidated Partnership are set forth in Table 1 appearing hereinbelow.

         The Consolidating Partnerships' real estate assets include 6,212 apartment units which, collectively, generated about $28.8 million in Total Revenue, and approximately $14.7 million in net operating income, for the year ended December 31, 1997, according to unaudited results. The aggregate mortgage debt of the Consolidating Partnerships is approximately $100.9 million, of which, as of March 2, 1998, over $40.0 million is prepayable without substantial penalty or premium. Combined with the Registrant's other wholly-owned real estate assets, the Registrant now has outstanding over $160.0 million of prepayable mortgage debt on a consolidated basis. That amount is expected to increase as the Registrant continues to seek to consolidate ownership of additional partnerships in which it presently has a minority equity interest.

         The Registrant and/or one or more of its wholly owned subsidiary corporations serves as the managing general partner of each Consolidated Partnership. The acquisition of the Outside Partner Interests in the Consolidated Partnerships was accomplished by a merger of a general or limited partnership in which the Registrant and its wholly owned subsidiary, Cardinal Industries Development Corporation, were the sole partners formed solely for the purpose of effecting the merger (in each case, a "Merger Partnership"). In each instance, the Merger Partnership was merged with and into the subject Consolidated Partnership with the subject Consolidated Partnership surviving the merger.

         Pursuant to the terms of the agreement of merger governing each such merger, the Outside Partner Interest held by each partner of the subject Consolidated Partnership, other than the Registrant and its wholly owned affiliates, was canceled and thereafter represented the right solely to receive a cash payment.

         Table 1 also sets forth the merger consideration paid or payable in respect of each unit of limited Outside Partner Interest, as well as the general Outside Partner Interest, if any, held by any third party co-general partner in each Consolidated Partnership. The Registrant and its affiliates have funded, or will fund, the merger consideration payable to holders of Outside Partner Interests from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

         Pursuant to the terms of the agreement of limited partnership of certain of the Consolidating Partnerships (and, when applicable, a separate agreement between the managing general partner and third party co-general partner(s)) the Registrant or its wholly owned affiliate, as managing general partner, solicited the consent (in each case, the "Consent Solicitation") of the holders of the Outside Partner Interests to effect the merger.

         In accordance with the terms of the Consent Solicitation, holders of Outside Partner Interests who executed and delivered their consent by the date specified in the Consent Solicitation materials became entitled to a voluntary payment from the Registrant separate and apart from the merger consideration payable to all holders of Outside Partner Interests. The amount of voluntary payment per unit of limited Outside Partner Interest payable to consenting holders is set forth in Table 1. The Registrant has funded, or will fund, all such voluntary payments from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

         The agreement of limited partnership of the remaining Consolidating Partnerships (the "Non Consent Partnerships") authorized the managing general partner to transfer the Property owned by the Non Consent Partnership without soliciting the consent of the holders of Outside Partner Interests. In the case of the Non Consent Partnerships, each holder of Outside Partner Interests received, or will receive, the merger consideration per unit shown on Table 1, which amount the Registrant believes is in excess of such holder's allocable ownership interest in the Non Consent Partnership's equity in the Non Consent Partnership's property. The Registrant provided each holder of Outside Partner Interests in the Non Consent Partnerships with advance notice of its intent to cause the transfer of such Partnership's property by letter substantially in the form attached to this Form 8-K as Exhibit 2.3.



















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

                                       4

TABLE 1                                                                                                                      Total
                                                                               Limited    Merger      Voluntary             Payment
Transaction                                                          Apartment Partner Consideration   Payment     Co-GP  to Outside
   Date     Partnership Name                                            Units   Units  Per LP Unit   Per LP Unit  Payment   Partners
------------------------------------------------------------------------------------------------------------------------------------
 02/13/98   Apple Ridge Apartments of Circleville III, Ltd.               30       35       2,134          530          0     93,251
 02/13/98   Apple Run Apartments of Columbus, II, Ltd.                    50       90           0          292          0     26,280
 02/13/98   Applewood Apartments, Ltd.                                    69       90           0          635          0     57,150
 02/13/98   Applewood Apartments,II, Ltd.                                 92       35           0        1,778          0     62,230
 02/13/98   Bayside Apartments, Ltd.                                      59       90           0          574          0     51,660
 02/13/98   Branchwood Apartments, Ltd.                                  116       90       1,111          613          0    155,119
 02/13/98   Brandywyne Apartments East, Ltd.                              38       90           0          470          0     42,300
 02/13/98   Cedarwood Apartments of Belpre, Ltd.                          44       90         682           75          0     68,166
 02/13/98   Concord Square Apartments of Lawrenceburg, Ltd.               49       35         346          994        539     47,452
 02/13/98   Concord Square Apartments of Ontario II, Ltd.                 31       35           0          410          0     14,350
 02/13/98   Concord Square Apartments of Ontario, Ltd.                    41       90         311          181          0     44,284
 02/13/98   Countryside Apartments II, Ltd.                               96       90       3,499          766          0    383,841
 02/13/98   Countryside Apartments, Ltd.                                  59       90           0           75          0      6,750
 02/13/98   Dartmouth Place Apartments of Kent, Ltd.                      53       35       8,283        1,009     12,885    338,116
 02/13/98   Deerwood Apartments, Ltd.                                     50       35           0        1,272          0     44,520
 02/13/98   Elmwood Apartments, Ltd.                                      52       35           0        1,094          0     38,290
 02/13/98   Hampshire Apartments of Bluffton, Ltd.                        45       10           0        2,529          0     16,439
 02/13/98   Hidden Pines, Ltd.                                            56       90       1,119          301          0    127,837
 02/13/98   Independence Village Apartments, Ltd.                        123      180           0          227          0     40,860
 02/13/98   London Lamplight Apartments, Limited Partnership              54       90       2,676           75          0    247,585
 02/13/98   Meadowood Apartments of Crawfordsville, LP                    63       35           0          872          0     29,648
 02/13/98   Meadowood Apartments of Mansfield, Ltd.                       50       35           0          690          0     24,150
 02/13/98   Morningside Apartments, II, Ltd.                             182       40           0        2,179          0     80,623
 02/13/98   Nova Glen Apartments, Ltd.                                    61       35           0        1,225          0     40,425
 02/13/98   Novawood Apartments, I, Ltd.                                  57       81           0          339          0     27,290
 02/13/98   Oakwood Manor Apartments, Ltd.                                63       35           0          200          0      7,000
 02/13/98   Palm Place Apartments, Ltd.                                   80       30           0        1,610          0     48,300
 02/13/98   Parkville Apartments of Parkersburg, LP                       49       35           0          883          0     30,905
 02/13/98   Pine Lake Apartments, Ltd.                                    41       35           0          846          0     29,610
 02/13/98   Pinellas Pines Apartments, Ltd.                               68       35           0        1,237      5,142     45,963
 02/13/98   Plumwood Apartments of Chesterfield, Ltd.                     39       90         939           75          0     91,461
 02/13/98   Sandpiper Apartments II, Ltd.                                 66       35           0        1,524          0     53,340
 02/13/98   Shadow Bay Apartments, Ltd.                                   53       51           0          716          0     36,516
 02/13/98   Shadow Ridge Apartments, Ltd.                                 61       35           0        1,486      9,542     61,552
 02/13/98   Shadowood Apartments, Ltd.                                    69       35       4,103        1,253          0    182,113
 02/13/98   Springwood Apartments of Austintown II, Ltd.                  43       35           0          667          0     23,345
 02/13/98   Suffolk Grove Apartments of Grove City, Ltd.                  71        1      70,000            0          0     70,000
 02/13/98   Sunnyside Apartments, Ltd.                                    72       35           0          876          0     28,908
 02/13/98   Turkscap Apartments, Ltd.                                     49       90         240           75          0     28,360
 02/13/98   Windwood Apartments, II, Ltd.                                 64      420           0           30          0     12,000
 02/13/98   Woodlands Apartments of Columbus, Ltd.                        88      243         598          141          0    179,664
------------------------------------------------------------------------------------------------------------------------------------
 02/13/98   41 Partnerships                                            2,596                                               3,037,653
------------------------------------------------------------------------------------------------------------------------------------

                                       5

TABLE 1                                                                                                                      Total
                                                                               Limited    Merger      Voluntary             Payment
Transaction                                                          Apartment Partner Consideration   Payment     Co-GP  to Outside
   Date     Partnership Name                                            Units   Units  Per LP Unit   Per LP Unit  Payment   Partners
------------------------------------------------------------------------------------------------------------------------------------
 02/20/98   Amberwood Apartments, Ltd.                                    49       98           0          464          0     41,760
 02/20/98   Andover Court Apartments of Mt. Vernon, Ltd.                  51       35           0          751          0     23,281
 02/20/98   Apple Run Apartments of Hillsdale, Ltd.                       38       35           0          557          0     18,938
 02/20/98   Apple Run Apartments of Trumbull County, Ltd.                 47      115           0          252          0     28,980
 02/20/98   Applegate Apartments of Chillicothe, II, Ltd.                 41       35           0          641          0     22,435
 02/20/98   Applegate Apartments of Lordstown, Ltd.                       38        5           0        4,027          0     20,135
 02/20/98   Ashgrove Apartments of Franklin, Ltd.                         63       35         467          649         88     39,148
 02/20/98   Ashgrove Apartments of Indianapolis, Ltd.                     57       35       1,599          750        311     82,520
 02/20/98   Beckford Place Apartments of Wapakoneta, Ltd.                 41       35           0          868          0     30,380
 02/20/98   Camellia Court Apartments of Dayton, II, Ltd.                 53       35           0          961          0     28,830
 02/20/98   Camellia Court Apartments of Dayton, Ltd.                     58       90         723          262        670     89,320
 02/20/98   Camellia Court Apartments of Washington Court House, Ltd.     40       70           0          541          0     35,165
 02/20/98   Candlelight Apartments, Ltd.                                  51       35           0        1,469          0     51,415
 02/20/98   Cedargate Apartments of Lancaster II, Ltd.                    47       35           0          595          0     20,825
 02/20/98   Cedarwood Apartments II, Ltd.                                 39       95           0           75          0      7,125
 02/20/98   Cedarwood Apartments of Sabina, Ltd.                          32       10           0        2,262          0     22,620
 02/20/98   Cedarwood Apartments, Ltd.                                    55       90         712          163          0     78,772
 02/20/98   Dogwood Terrace Apartments of Lancaster, Ltd.                110       50           0        1,109          0     55,450
 02/20/98   Garden Terrace Apartments II, Ltd.                            65       35           0        2,190          0     76,650
 02/20/98   Greenglen Apartments of Allen County II, Ltd.                 54       35         590        1,018          0     56,286
 02/20/98   Greenglen Apartments of Toledo, II, Ltd.                      59       35           0        1,152          0     40,320
 02/20/98   Hampshire Apartments of Elyria, II, Ltd.                      57       54           0        1,116          0     60,822
 02/20/98   Hartwick Apartments of Tipton, Ltd.                           45       35         425          820          0     43,569
 02/20/98   Heathmoore Apartments of Jefferson County, Ltd.               62       35           0        1,043          0     36,505
 02/20/98   Heathmoore Apartments of Macomb County, Ltd.                  72       35         325          965          0     45,153
 02/20/98   Hickory Mill Apartments of Hurricane, Ltd.                    48       35           0          575          0     20,125
 02/20/98   Hickory Place Apartments, Ltd.                                70       35           0        1,539          0     53,865
 02/20/98   Larkspur Apartments of Moraine, Ltd.                          29       35           0          687          0     24,045
 02/20/98   Meadowood Apartments of Flatwoods, Ltd.                       52       35           0          824          0     28,840
 02/20/98   Meadowood Apartments of Lexington, Ltd.                       51       35           0          606          0     19,998
 02/20/98   Meadowood Apartments of Norcross II, Ltd.                     51       35       1,842          843          0     88,594
 02/20/98   Millburn Court Apartments of Dayton, II, Ltd.                 51       30           0        1,973          0     59,190
 02/20/98   Millston Apartments of Aberdeen, II, Ltd.                     39       21           0        1,910          0     40,110
 02/20/98   Millston Apartments of Aberdeen, Ltd.                         55       90           0           75          0      6,750
 02/20/98   Mosswood Apartments, II, Ltd.                                 89       86           0          856          0     73,188
 02/20/98   Mosswood Apartments, Ltd.                                     58       86           0          430          0     36,765
 02/20/98   Northrup Court Apartments of Allegheny County, II, Ltd.       49      238          15           44          0      7,735
 02/20/98   Novawood Apartments II, Ltd.                                  61       86           0           75          0      6,413
 02/20/98   Palatka Oaks Apartments II, Ltd.                              23       90           0           75          0      6,750
 02/20/98   Palatka Oaks Apartments, Ltd.                                 34       90           0           75          0      6,750
 02/20/98   Parkville Apartments of Gas City, Ltd.                        49       35           0          803          0     28,105
 02/20/98   Parkville, Ltd.                                              100       90         805          225          0     92,690
 02/20/98   Plumwood Apartments of Ft. Wayne, Ltd.                        55       22           0        2,311          0     50,611
 02/20/98   Princeton Court Apartments of Evansville, Ltd.                63       35           0          331          0     10,758
 02/20/98   Ramblewood Apartments, II, Ltd.                               28       35           0          680          0     23,800
 02/20/98   Sandalwood Apartments of Toledo, Ltd.                         50       35           0          431          0     13,792
 02/20/98   Sanford Court Investors, Ltd.                                106       33           0          955          0     31,515
 02/20/98   Shadowood Apartments, II, Ltd.                                70       35           0        1,294          0     45,290
 02/20/98   Stillwater Apartments, Ltd.                                   53       35           0          985          0     34,475
 02/20/98   Stonehenge Apartments of Jefferson County, Ltd.               61       35           0          705          0     22,560
 02/20/98   Stonehenge Apartments of Ottawa, Ltd.                         36       35           0          572          0     18,876
 02/20/98   Strawberry Place Apartments, Ltd.                             55       90           0          550          0     49,500
 02/20/98   Sugartree Apartments, Ltd.                                    60       35           0          894          0     31,290
 02/20/98   The Birches of Lima, Ltd.                                     58       90           0          212          0     19,080
 02/20/98   The Landings Apartments, Ltd.                                 60       35           0        1,335          0     46,725
 02/20/98   The Willows Apartments of Delaware, II, Ltd.                  41       34           0        1,612          0     54,808
 02/20/98   Turkscap Apartments, III, Ltd.                                50       35           0        1,189          0     41,615
 02/20/98   West of Eastland Apartments of Columbus, Ltd.                124       35           0          605          0     20,570
 02/20/98   Westwood Apartments of Newark, Ltd.                           14       90           0           75          0      6,750
 02/20/98   Willow Run Apartments of New Albany, Ltd.                     64       35       1,219          777          0     63,872
 02/20/98   Willow Run Apartments of Willard, Ltd.                        61       35           0          955          0     33,425
 02/20/98   Willowood Apartments of Milledgeville, Ltd.                   61      138           0          233          0     17,009
 02/20/98   Willowood Apartments of Wooster, Ltd.                         51       35           0          564          0     19,740
 02/20/98   Wood Valley Apartments of Calhoun County, Ltd.                69       35           0          300          0      5,100
 02/20/98   Woodbine Apartments of Portsmouth, Ltd.                       41       90           0          187          0     16,830
 02/20/98   Woodside Apartments, Ltd.                                     52       35           0          992          0     31,744
------------------------------------------------------------------------------------------------------------------------------------
 02/20/98   66 Partnerships                                            3,616                                               2,366,052
------------------------------------------------------------------------------------------------------------------------------------

         The  acquisitions  reported  in  this  Form  8-K  are  a  part  of  the
Registrant's plan to acquire third party limited partner or other equity interests in a substantial majority of the real estate limited partnerships in which the Registrant owns less than 100% equity interest (the "Consolidation Plan"). The Registrant previously announced the Consolidation Plan in its press release dated November 12, 1997, and in its joint proxy statement/prospectus for its special shareholders meeting to be held on March 3, 1998. This is the second Form 8-K the Registrant has filed in connection with the transactions consummated pursuant to the Consolidation Plan. The Registrant filed its first Form 8-K in connection with the Consolidation Plan on February 17, 1998, in order to report its acquisition of outside partner interests in 180 limited partnerships. Accordingly, through the date of the last transaction reported on this Form 8-K, the Registrant has acquired the outside partner interests in an aggregate of 287 limited partnerships. The Registrant intends to continue the ownership and operation of the apartment communities owned by each of the Consolidated Partnerships in substantially the same manner as previously conducted.

         The foregoing information set forth in this Item 2 includes certain forward looking statements regarding the Registrant's plans to acquire equity interests in additional limited partnerships in which it currently owns only a minority equity interest, as well as a resulting increase in amounts of consolidated, prepayable mortgage indebtedness associated with such limited partnerships. All such forward looking statements are subject to uncertainty. There can be no assurance that the Registrant will be successful in consolidating the equity ownership of any such limited partnerships. Actual results may differ from the forward looking statements due to, among other things, unavailability or unattractive terms of potential financing necessary to consolidate the ownership of the additional limited partnerships, as well as the Registrant's potential inability to obtain the requisite consent of the current holders of equity interests in, or current mortgage lenders to, such additional limited partnerships.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Pursuant to Item 7(a)(4) of Form 8-K the Registrant will file the financial statements and pro-forma financial information required by this Item 7 not later than April 20, 1998 (sixty days from the February 17 filing of the Registrant's initial report on Form 8-K).

         (c)
                                  EXHIBIT INDEX

 EXHIBIT NO.   DESCRIPTION                            SEQUENTIAL PAGE

    2.1        Representative form of consent         Incorporated by reference
               solicitation materials furnished to    from Form 8-K filed
               holders of Outside Partner Interests   February 17, 1998

    2.2        Representative form of agreement       Incorporated by reference
               and plan of merger                     from Form 8-K filed
                                                      February 17, 1998

    2.3        Representative form of notice of                  9
               intent to transfer to holders of
               Outside Partner Interests in
               Non Consent Partnerships

    27.1       Financial data schedule*

    99.1       Financial statements and pro-forma
               financial information*

*To be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Lexford, Inc.


                                 By: /s/ Mark D. Thompson
                                     ----------------------
                                         Mark D. Thompson
                                         Executive Vice President
                                         and Chief Financial Officer



Date:    March 2, 1998












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